Exhibit 99.2
Title Presenter PPL Corporation Nov. 18, 2010 Acquisition of Central Networks Strategic and Immediately Accretive Transaction PPL Corporation March 2, 2011

2 Cautionary Statements and Factors That May Affect Future Results Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company's SEC filings.

3 Agenda Introduction Jim Miller Chairman, President & CEO, PPL Business Overview Robert Symons CEO, WPD Transaction Overview Paul Farr Executive Vice President & CFO, PPL Concluding Remarks Jim Miller Chairman, President & CEO, PPL

Transaction Overview 4 Transaction Regulatory Approvals Timing Purchase price of £4.0 billion ($6.4 billion); £3.5 billion ($5.6 billion) cash and £500 million ($800 million) assumed debt $1.70 - $1.90 billion of PPL common stock $750 - $950 million of convertible equity units $2.95 - $3.25 billion (£1.85 - £2.03 billion) of unsecured debt Acquisition of Central Networks East plc and Central Networks West plc (together Central Networks) Central Networks is the second largest Distribution Network Operator ("DNO") in the U.K., serving 5 million customers Contiguous with PPL's WPD operations No regulatory approvals required The transaction is expected to close in early April 2011 Note: Based on assumed exchange rate of $1.60 / GBP.

5 Highly Strategic Transaction PPL achieves a highly regulated business mix Project 75% of EBITDA from regulated businesses by 2013 U.K. electric distribution networks compare favorably to FERC- regulated independent transmission Regulator-approved 5-year forward-looking revenues based on pre- approved capital expenditure plan No volumetric risk Additional incentives for operational efficiency and high-quality service Opportunity to leverage WPD's best-in-class management Experience with rapid and successful integration of an acquired network Highly confident in ability to achieve synergy targets Creates largest U.K. electric distribution network operator by asset base

6 Compelling for Shareholders Delivers immediate and significant benefits to PPL shareholders Immediately and significantly accretive (1) 2011 - $0.10 - $0.15 per share 2012 - $0.23 - $0.27 per share 2013 - $0.32 - $0.38 per share Strong value for shareholders Attractive valuation Unique ability to create and retain synergies Provides future dividend flexibility Enhances quality of future earnings Post-transaction, approximately two-thirds of regulated capital expenditures earn returns subject to minimal or no regulatory lag Able to complete the acquisition on an expedited timeline (1) Accretion includes effects of equity to fund the acquisition; assumes transaction close in early April 2011 (performance and shares on partial year basis for 2011).

Increasing 2011 Earnings Guidance 7 Note: Excludes special items related to the transaction, does not reflect final determination of purchase accounting and assumes transaction close in early April 2011 (performance and shares on partial year basis). (1) Based on midpoint of guidance range. (1) (1) $ / share

Increased Scale with Attractive Growth 8 ($ in billions) (1) Represents capitalization for LKE since LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD and Central Networks. (2) Figures based on assumed exchange rate of $1.60 / GBP and are as of year-end December 31. Pre-Transaction Post-Transaction Post-Transaction Post-Transaction Post-Transaction Post-Transaction

Real-Time Recovery of Majority of Regulated Capex Spending 9 Note: $ in billions. (1) Figures based on assumed exchange rate of $1.60 / GBP. (2) Assumes approximately 85% of Environmental Capex of LKE runs through the ECR mechanism. Approximately two-thirds of regulated capital expenditures earn returns subject to minimal or no regulatory lag Post-Transaction Post-Transaction Post-Transaction Post-Transaction Post-Transaction

EBITDA Projection (1) 10 Predominantly Regulated Business Mix Regulated Cash Flow (2) Approximate projections. "Does The Shale Gas Glut Pose A Threat To U.S. Integrated Power Merchants' Credit Quality?" Standard & Poor's, October 22, 2010. Based on EBIT estimate from company presentation. PPL estimates; CN pre-transaction figure based on 2011 FFO; post-transaction figure based on 2013 FFO for the combined entity, which includes full realization of synergies. 2011 Pre-Transaction 2013 Post-Transaction S&P Business Risk Profile: Strong or Satisfactory S&P Business Risk Profile: Excellent (4) (4) Competitive Regulated Regulated Competitive (3)

International Regulated Overview 11

U.K. Networks Overview 12 ($ in billions) Regulated Asset Value(1) ($ in billions) Service Territory Note: Based on $1.60 / GBP exchange rate. (1) Figures as per Office for Gas and Electric Markets ("Ofgem") final proposals, adjusted for inflation, year-end 3/31/2011. Transaction

Performance Incentive-Based U.K. Electricity Distribution Regulation 13 The U.K.'s Office of Gas and Electricity Markets (Ofgem) determines rates for a 5-year period on the basis of: Efficiently incurred operating costs A 5-year forward assessment and funding of capital expenditures A return on and a return of capital through depreciation of the regulated asset value Incentive revenue geared to outperformance

WPD: Best-in-Class U.K. Performance Best reliability among 14 distribution companies Highest incentive payments for surpassing regulatory targets Most capital efficient in sector Awarded $250m efficiency allowance in DPCR5 6 years with no customer complaints to regulator Awarded the U.K. Customer Excellence Standard (18 consecutive years of recognition) 14 (£ in millions) (1) Ofgem data extrapolated to WPD spend volume. (2) Ombudsman management information.

Management's Record of Delivery The same management team brought about the successful merger of South Wales and South West within the same timeframes Synergies are a direct parallel to the South Wales transaction Assessment of efficiencies lie within known boundaries 15 Robert Symons Chief Executive Officer Years in Industry - 40 Dave Harris Director, Resources & External Affairs Years in Industry - 37 Charl Oosthuizen Director, Finance Years in Industry - 19 Phil Davies Network Manager, South Wales Years in Industry - 46 Phil Swift Network Manager, South West Years in Industry - 20

WPD is the Best-In-Class Operator 16 U.K. Electric Distribution Network Operator Rankings Source: Ofgem. (1) Return on Regulated Equity. (2) Based on average across all categories.

WPD Performance Rewards Top in Industry 17 Aggregate Total Award / Penalty ($ in millions) 12.3% 7.1% 1.4% 0.8% 1.0% 0.4% (3.9%) Aggregate as % of DPCR4 Revenue Source: Ofgem data. Note: Figures based on assumed exchange rate of $1.60 / GBP. Improvement Opportunity

Significant Synergy Opportunity 18 100% Synergies retained through end of current rate period (1); 47% in following rate period (2) Estimated Annual Pre-Tax Synergies Opex Synergies by Category $ in millions Note: Figures based on assumed exchange rate of $1.60 / GBP. (1) Ends in March 2015. (2) Expected to end in March 2023.

Transaction Overview and Timing 19

Transaction Financing / Structure 20 Timing Committed Acquisition Facility Permanent Financing Expected to close early April 2011 Committed acquisition facility from Bank of America Merrill Lynch and Credit Suisse Expected to be drawn in full at closing to fund acquisition Plan to complete equity capital offering in the second quarter of 2011 after finalizing U.S. GAAP financials $1.70 - $1.90 billion of PPL common stock $750 - $950 million of convertible equity units $2.25 - $2.45 billion (£1.41 - £1.53 billion) of unsecured debt at Central Networks operating entities $700 - $800 million (£438 - £500 million) of senior unsecured debt at a U.K. holding company above Central Networks Note: Based on assumed exchange rate of $1.60 / GBP.

Financial Impact 21 Earnings Credit Immediately and significantly accretive (1) 2011 - $0.10 - $0.15 per share 2012 - $0.23 - $0.27 per share 2013 - $0.32 - $0.38 per share Significantly greater earnings accretion expected as efficiencies and financial benefits of the transaction are fully realized Able to retain synergies in full through March 2015 and 47% through March 2023 Low business risk and design of financing plan maintain investment grade credit profile Expecting Baa1 / BBB ratings at Central Networks operating entities Financing plan has been discussed with rating agencies (1) Accretion includes effects of equity to fund the acquisition; assumes transaction close in early April 2011 (performance and shares on partial year basis for 2011).

Favorable U.K. Regulatory Framework 22 U.K. regulation compares favorably to FERC-regulated independent transmission

Estimated Equity Returns for an Efficient U.K. Operator vs. FERC 23 (1) Assumes 3% of inflation per annum; inflation adjustment figured off of HM Treasury publication on a rolling basis (2) Based on efficiency levels achieved by SSE and WPD. § 4.10 of DPCR5 Final Proposals decision document dated 12/7/2009. (3) Mid-point of Ofgem's estimate of incentives upside. § 4.11 of DPCR5 Final Proposals decision document dated 12/7/2009. (4) Source: FERC. U.K. Electric Distribution Network Operator Example FERC-Regulated Independent Transmission Example (3) (2) (1) (4) (4) (4) (4)

Significant Growth in International Regulated Earnings 24 Note: Figures based on assumed exchange rate of $1.60 / GBP. (1) PPL business plan allocates certain corporate expenses to International Regulated Segment; future allocation of expenses may increase but will have no impact on consolidated earnings. (2) PPL business plan assumes transaction close in early April 2011 (performance and shares on partial year basis for 2011). (3) Excludes special transaction-related expenses in the years ending December 2011 and 2012.

Concluding Remarks 25

Concluding Remarks Immediately accretive to earnings and valuation Significant achievable synergies Complementary business in highly favorable regulatory framework U.K. regulation compares favorably to FERC-regulated independent transmission Leverages PPL's best-in-class U.K. management team Highly confident in ability to successfully integrate and achieve synergy targets Achieves highly regulated business mix Project 75% of EBITDA from regulated businesses by 2013 Further strengthens business risk profile Enhances quality of future earnings 26

Appendix 27

Pro Forma Corporate Structure PPL Electric Utilities Corp. PPL Corporation PPL Energy Funding Corp. PPL Energy Plus, LLC PPL Generation, LLC WPD Holdings, LTD Louisville Gas & Electric Company Kentucky Utilities Company PPL Capital Funding, Inc. LKE WPD South West WPD South Wales U.K. Holdings Co. Central Networks West Central Networks East PPL Energy Supply, LLC PPL Global, LLC Blue shading represents a rated securities issuer Red shading represents an unrated entity - represents an LLC - represents a corporation 28

Capital Expenditures by Segment ($ in billions) 29 (1) Figures based on assumed exchange rate of $1.60 / GBP. (2) Assumes approximately 85% of Environmental Capex of LKE runs through the ECR mechanism.

30 Forward-Looking Information Statement Statements contained in this presentation, including statements with respect to future events and their timing, including the acquisition ("Acquisition") by PPL Corporation of Central Networks East plc and Central Networks West plc (Collectively, "Central Networks"), the expected results of operations of Central Networks or PPL Corporation both before or following PPL Corporation's acquisition of Central Networks, as well as statements as to future earnings, the timing or extent of realizing synergistic and other benefits from the Acquisition, energy prices, margins and sales, growth, revenues, expenses, cash flow, credit profile, ratings, financing, asset disposition, marketing performance, hedging, regulation, corporate strategy and generating capacity and performance, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: capital market conditions, including their effect on permanent financing of the Acquisition, and decisions regarding capital structure; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; stock price performance; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, Central Networks and of their subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; the impact of state, federal or foreign investigations applicable to PPL Corporation, Central Networks and their subsidiaries; the outcome of litigation against PPL Corporation, Central Networks and their subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation, Central Networks and their subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax or environmental legislation or regulation; and the commitments and liabilities of PPL Corporation, Central Networks and of their subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

31